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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 1, 2007

                        VASO ACTIVE PHARMACEUTICALS, INC.

               (Exact Name of Registrant as Specified in Charter)


         Delaware                    001-31924              02-0670926

(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
Incorporation)                       Number )               Identification No.)


                 99 Rosewood Drive, Suite 260, Danvers, MA 01923

              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (978) 750-1991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT OBLIGATION OR
AND OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

     On August 16, 2005,Vaso Active Pharmaceuticals, Inc. (the "Company") sold $2,500,000 in aggregate principal amount of Senior Secured Convertible Notes due May 1, 2007 (the "Notes") to independent institutional investors. As previously reported, on May 1, 2007, the Company failed to pay the principal amount outstanding under the Notes. Smithfield Fiduciary LLC, ("Smithfield"), holds a Senior Secured Convertible Note (the "Smithfield Note") in the outstanding principal amount of $750,000 (the "Principal Amount").

     On June 1, 2007, the Company received written notice (the "Notice") from Smithfield that an Event of Default had occurred under the Smithfield Note and that Smithfield had elected to require the Company to redeem the Smithfield Note at the Event Price, as defined in the Smithfield Note. The Event Price is equal to 115% of the outstanding principal and interest (or, if greater, 115% of the value of shares that such holder could receive upon conversion of the Smithfield Note, based on a five day trading average price). In addition, the default rate of interest on any unpaid amounts is 18%.

     As previously reported, the Company has received a similar default notice from another other purchaser of the Notes. The Company has been in discussions with representatives of Iroquois Master Fund, L.P. ("Iroquois"), a holder and collateral agent for other the purchasers of the Notes, regarding the terms of a possible restructuring of these obligations, but no agreements have been reached.

FORWARD-LOOKING STATEMENT

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual ability of the Company to meet its debt obligations may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here; however, readers should review carefully reports of documents the Company files periodically with the SEC.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Vaso Active Pharmaceuticals, Inc.


                                By: /s/ Joseph Frattaroli
                                    --------------------------------------------
                                    Joseph Frattaroli
                                    Acting Chief Executive Officer, President
                                    and Chief Financial Officer


Dated: June 7, 2007